UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2013

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O’Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

Pioneer Natural Resources Company, a Delaware corporation (“Pioneer”), has entered into an Agreement and Plan of Merger dated as of August 9, 2013 (the “Merger Agreement”), by and among Pioneer, Pioneer Natural Resources USA, Inc., a Delaware corporation and wholly-owned subsidiary of Pioneer (“Pioneer USA”), PNR Acquisition Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of Pioneer (“MergerCo”), Pioneer Southwest Energy Partners L.P., a Delaware limited partnership ( “Pioneer Southwest”), and Pioneer Natural Resources GP LLC, a Delaware limited liability company and the general partner of Pioneer Southwest (“Pioneer Southwest GP”).

Pioneer USA owns 100% of the membership interests in Pioneer Southwest GP and 52.4% of Pioneer Southwest’s outstanding common units (as defined below). Pursuant to the Merger Agreement, MergerCo will merge with and into Pioneer Southwest at the effective time of the merger, with Pioneer Southwest surviving the merger (the “Merger”), such that following the Merger, Pioneer Southwest GP will remain a wholly-owned subsidiary of Pioneer USA and the sole general partner of Pioneer Southwest, and Pioneer USA will be the sole limited partner of Pioneer Southwest. Except for the common units owned by Pioneer USA, all of the common units representing limited partner interests in Pioneer Southwest outstanding as of the effective time of the Merger will be cancelled and converted into the right to receive 0.2325 of a share of common stock, par value $0.01 per share, of Pioneer (“Pioneer common stock”) per common unit. Regular quarterly distributions on Pioneer Southwest’s common units, not to exceed $0.52 per common unit per quarter (which $0.52 per common unit is equivalent to the most recent distribution declared for the quarter ended June 30, 2013), will continue until the closing of the Merger. Regular distributions for a quarter are declared late in the first month following such quarter, and no distribution will be paid for a quarter if the Merger closes prior to the normal declaration date for such quarter. No fractional shares of Pioneer common stock will be issued in the Merger. In lieu of receiving any fractional share of Pioneer common stock to which any holder of Pioneer Southwest’s common units would otherwise have been entitled, after aggregating all fractions of shares to which such holder would be entitled, any fractional share will be rounded up to a whole share of Pioneer common stock. The parties anticipate that the Merger will close in the fourth quarter of 2013, pending certain conditions thereto.

The Merger Agreement contains customary representations, warranties, covenants and agreements by each of the parties. Completion of the Merger is conditioned upon, among other things: (1) approval of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger (the “Merger Transactions”), by the affirmative vote of holders of a majority of Pioneer Southwest’s outstanding common units entitled to vote on such proposal at a special meeting of the unitholders; (2) all required filings, consents, approvals, permits and authorizations in connection with the Merger having been made or obtained; (3) the absence of certain legal injunctions or impediments prohibiting the Merger Transactions; (4) the effectiveness of a registration statement on Form S-4 with respect to the issuance of shares of Pioneer common stock in the Merger; and (5) approval for the listing, subject to official notice of issuance, on the New York Stock Exchange of the shares of Pioneer common stock to be issued in the Merger.

The Merger Agreement contains provisions granting both Pioneer and Pioneer Southwest the right to terminate the Merger Agreement for certain reasons, including, among others, if: (1) the Merger is not completed on or before March 17, 2014; (2) any governmental authority has issued a final and nonappealable statute, rule, order, decree or regulation enjoining or prohibiting consummation of the Merger; (3) under certain conditions, there has been a material breach of any of the representations, warranties, covenants or agreements set forth in the Merger Agreement by a party to the Merger Agreement which is not cured within 30 days following receipt by the breaching party of written notice from the non-breaching party; (4) Pioneer Southwest does not obtain the requisite unitholder approval of the Merger Agreement and the Merger Transactions at a special meeting of unitholders; or (5) either the Pioneer Southwest GP board of directors or the conflicts committee thereof (the “Pioneer Southwest Conflicts Committee”), in accordance with the Merger Agreement, changes its recommendation to the Pioneer Southwest unitholders with respect to approving the Merger Agreement and the Merger Transactions or publicly proposes to approve, adopt or recommend another proposal or offer from a third party relating to the acquisition of Pioneer Southwest (a “Pioneer Southwest Change in Recommendation”).

All costs and expenses incurred in connection with the Merger Agreement and the Merger Transactions will be paid by the party incurring such costs and expenses, except that Pioneer Southwest will pay the expenses incurred by Pioneer if a Pioneer Southwest Change in Recommendation occurs, and if the Merger Agreement is terminated due to a material breach, the breaching party will pay the expenses incurred by the non-breaching party, in each case not to exceed $1.5 million.

The Pioneer Southwest Conflicts Committee unanimously approved the Merger Agreement and the Merger Transactions and determined that the Merger Agreement and the Merger Transactions are fair and reasonable to and in the best interests of the holders of Pioneer Southwest’s common units unaffiliated with Pioneer and Pioneer Southwest. This action of the Pioneer Southwest Conflicts Committee constitutes “Special Approval” of the Merger Agreement and the Merger Transactions under Pioneer Southwest’s partnership agreement. The Pioneer Southwest Conflicts Committee recommended that the Pioneer Southwest GP board of directors make the same approval and determination as the Pioneer Southwest Conflicts Committee. Based in part on this approval and determination, Special Approval and recommendation, the Pioneer Southwest GP board of directors approved the Merger Agreement and the Merger Transactions (such approval being unanimous among the independent directors, with the non-independent directors of Pioneer Southwest GP recusing themselves from the consideration and vote on such approval) and determined that the Merger Agreement and the Merger Transactions are fair and reasonable to and in the best interests of Pioneer Southwest’s common unitholders unaffiliated with Pioneer and Pioneer Southwest. The Pioneer Southwest GP board of directors caused Pioneer Southwest GP to approve the Merger Agreement and the Merger Transactions and directed that the Merger Agreement and the Merger Transactions be submitted to the Pioneer Southwest unitholders at a special meeting of the unitholders for approval. The Pioneer Southwest Conflicts Committee and the Pioneer Southwest GP board of directors recommended that the Pioneer Southwest unitholders vote in favor of the proposal to approve the Merger Agreement and the Merger Transactions (the “Merger Proposal”) at the special meeting of the unitholders.

Voting Agreement

In connection with the Merger Agreement, Pioneer, Pioneer USA, MergerCo, Pioneer Southwest and Pioneer Southwest GP entered into a voting agreement on August 9, 2013 (the “Voting Agreement”). Pursuant to the Voting Agreement, Pioneer, Pioneer USA and MergerCo have agreed to vote the Pioneer Southwest common units owned by them in favor of the Merger Proposal, including the 18,721,200 Pioneer Southwest common units currently held by Pioneer USA, which units represent 52.4% of Pioneer Southwest’s outstanding common units and therefore constitute a sufficient number of common units to approve the Merger Proposal at the special meeting of the unitholders of Pioneer Southwest. The Voting Agreement will terminate upon the earliest of (i) the completion of the Merger, (ii) the termination of the Merger Agreement, and (iii) the mutual written agreement of the parties.

Cautionary Statements

The foregoing descriptions of the Merger Agreement and the Voting Agreement are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibits 2.1 and 10.1, respectively, and incorporated herein by reference.

The Merger Agreement is filed herewith to provide investors with information regarding its terms and is not intended to provide any other factual information about Pioneer or Pioneer Southwest. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are as of specified dates and were made only for purposes of such Merger Agreement. Such representations and warranties are solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed between the parties. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties thereto, rather than establishing matters as facts. Accordingly, they should not be relied upon as statements of factual information. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Pioneer or Pioneer Southwest. None of the representations and warranties contained in the Merger Agreement will have any legal effect among the parties to the Merger Agreement after the closing of the Merger.

Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of Pioneer are subject to a number of risks and uncertainties that may cause Pioneer’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, risks associated with the Merger Agreement and the Merger Transactions, including the risks that the Merger will not be consummated, the anticipated benefits from the Merger cannot be fully realized, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services, resources and personnel required to complete Pioneer’s operating activities, access to and availability of transportation, processing, fractionation and refining facilities, Pioneer’s ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer’s credit facility and derivative contracts and the purchasers of Pioneer’s oil, natural gas liquids and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible effects of climate change, the risks associated with the ownership and operation of an industrial sand mining business and acts of war or terrorism. These and other risks are described in Pioneer’s 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission (“SEC”). In addition, Pioneer may be subject to currently unforeseen risks that may have a materially adverse effect on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. Pioneer undertakes no duty to publicly update these statements except as required by law.

Important Notice to Investors

This communication does not constitute an offer to sell any securities. Any such offer will be made only by means of a prospectus, pursuant to a registration statement filed with the SEC.

In connection with the proposed Merger, a registration statement of Pioneer, which will include a proxy statement and will constitute a prospectus of Pioneer, and other materials will be filed with the SEC. Investors and security holders are urged to carefully read the documents filed with the SEC regarding the proposed Merger when they become available, because they will contain important information about Pioneer, Pioneer Southwest and the proposed Merger. When available, investors and security holders may obtain a free copy of the proxy statement/prospectus and other documents containing information about Pioneer and Pioneer Southwest, without charge, at the SEC’s website at www.sec.gov.

Pioneer, Pioneer Southwest and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of Pioneer Southwest in connection with the proposed Merger. Information about the directors and executive officers of Pioneer is set forth in its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 11, 2013. Information about the directors and executive officers of Pioneer Southwest GP is set forth in Pioneer Southwest’s Annual Report on Form 10-K for the year ending December 31, 2012, which was filed with the SEC on March 14, 2013. These documents can be obtained without charge at the SEC’s website indicated above. Additional information regarding the interests of these participants may be obtained by reading the proxy statement/prospectus regarding the proposed Merger when it becomes available.

Item 7.01 Regulation FD Disclosure.

On August 12, 2013, Pioneer and Pioneer Southwest issued a joint press release relating to the Merger. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger dated as of August 9, 2013, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., PNR Acquisition Company, LLC, Pioneer Southwest Energy Partners L.P., and Pioneer Natural Resources GP LLC.

10.1	Voting Agreement dated as of August 9, 2013, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., PNR Acquisition Company, LLC, Pioneer Southwest Energy Partners L.P., and Pioneer Natural Resources GP LLC.

99.1(a)	Joint press release issued August 12, 2013.

(a)	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief Accounting Officer

Dated: August 12, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of August 9, 2013, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., PNR Acquisition Company, LLC, Pioneer Southwest Energy Partners L.P., and Pioneer Natural Resources GP LLC.

10.1	Voting Agreement dated as of August 9, 2013, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc., PNR Acquisition Company, LLC, Pioneer Southwest Energy Partners L.P., and Pioneer Natural Resources GP LLC.

99.1(a)	Joint press release issued August 12, 2013.

(a)	Furnished herewith.